Press Release
Media contact:	Investor Contact:
Mike Jacobsen, APR	Chris Sikora
+1 330 490-4498	+1 330 490-4242
michael.jacobsen@dieboldnixdorf.com	christopher.sikora@dieboldnixdorf.com
FOR IMMEDIATE RELEASE:
Nov. 7, 2024

Diebold Nixdorf Reports Third Quarter Financial Results; Expects to Achieve High End of Adjusted EBITDA Guidance for 2024
Please visit www.dieboldnixdorf.com/earnings for a presentation and additional content

NORTH CANTON, Ohio - Diebold Nixdorf (NYSE:DBD), a world leader in transforming the way people bank and shop, today reported its third quarter 2024 financial results.

Key Financial Highlights*
•Revenue of $927.1 million, (1.7)% YOY
•Gross profit (GAAP) of $236.6 million, (1.4)% YOY; gross profit (non-GAAP) of $259.0 million, +8.2% YOY
•Gross margin (GAAP) of 25.5%, +10 basis points YOY; gross margin (non-GAAP) of 27.9%, +250 basis points
•Operating profit (GAAP) of $46.4 million, (21.1)% YOY; operating profit (non-GAAP) of $101.8 million, +7.2% YOY
•Operating profit margin (GAAP) of 5.0%, (120) basis points YOY; operating profit margin (non-GAAP) of 11.0%, +90 basis points YOY
•Net cash use from operating activities (GAAP) of $(15.5) million, an 81.1% improvement YOY; free cash flow use (non-GAAP) of $(24.9) million, a 73.7% improvement YOY
•Net income (loss) (GAAP) of $(21.7) million, (152.4)% YOY; Adjusted EBITDA (non-GAAP) of $117.5 million, +7.7% YOY

Management Commentary
Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: “I am proud of our team as we have now delivered seven consecutive quarters of gross margin expansion and delivered a strong third quarter. This reflects our accelerated adoption and execution of lean operating principles and continuous improvement across the company. Given the strength of our year-to-date financial performance and outlook for the fourth quarter, we are now expecting to finish the year at the high end of our adjusted EBITDA guidance range."

Marquez continued, "We have made meaningful progress with improving profitability and driving more linear revenue and cash flow, all while keeping our customers at the center of everything we do. We remain focused on continuing our momentum through year-end and progressing in our efforts to build a more disciplined, high-performing banking and retail technology leader that is positioned for long-term success."

Key Highlights
•Continued strength in Banking with major wins in the U.S, Netherlands, Brazil and Asia-Pacific, as financial institutions around the world continue to invest in their self-service channels with DN Series® recycling ATMs and supporting service agreements.
•In Retail, continued to generate demand for self-checkout solutions across Eurasia while strengthening our leading position in self-service kiosks and expanding the North America business with leading QSR brands.
•Accelerating adoption of lean manufacturing principles; conducted Shingijutsu Kaizen events at plants in Germany and Brazil, and successfully launched a new cloud-based sales and operations planning model.
•Continue to invest in the company's services infrastructure to align processes and improve customer service.
•Achieved a credit rating upgrade with positive outlook from Moody's Ratings, reflecting solid operational execution and expectations for improved annual free cash flow generation.
•Announced the company is the first ATM solution provider ready to support the Microsoft® Windows 11® operating system.

* - Comparison of Successor to Predecessor YoY results is a non-GAAP approach, as the financial performance of the successor periods is impacted by Fresh Start Accounting. Please refer to the company's 2023 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for more information.

Full-Year 2024 Financial Outlook (unchanged from previous guidance)

Current Guidance
Total Revenue	Flat
Adjusted EBITDA [1,2]	$435M - $450M
Free Cash Flow Conversion	+25%

•Company expects to finish the year at the high-end of its adjusted EBITDA range, reflecting stronger profitability driven by its continuous improvement efforts.
•Full-year revenue outlook incorporates continued strength in banking, offset by retail product market headwinds, as well as a modest unfavorable impact from foreign currency exchange.

1 - See Note 1 below for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets, and Note 2 for adjusted EBITDA and adjusted net income (loss).

2 - With respect to the company’s adjusted EBITDA and free cash flow conversion (free cash flow / adjusted EBITDA) outlook for 2024, it is not providing reconciliations to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

Overview Presentation and Conference Call
More information on Diebold Nixdorf's quarterly earnings is available on its Investor Relations website. Octavio Marquez, president and chief executive officer, and Tom Timko, executive vice president and chief financial officer, will discuss the company's financial performance during a conference call today at 8:30 a.m. ET. The call / webcast is available at http://www.dieboldnixdorf.com/earnings. The replay of the webcast can be accessed on the website for up to three months after the call.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE:DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

LinkedIn: www.linkedin.com/company/diebold
X: @DieboldNixdorf
Facebook: www.facebook.com/DieboldNixdorf
YouTube: www.youtube.com/dieboldnixdorf

Non-GAAP Financial Measures and Other Information
To supplement our condensed consolidated financial information presented in accordance with GAAP, the Company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, Non-GAAP operating profit margin, adjusted diluted earnings per share, free cash flow (use) and free cash flow conversion, net debt, EBITDA, adjusted EBITDA, and constant currency results. The Company calculates constant currency by translating the prior year results at current year exchange rates. The Company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the Company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The Company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The Company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the Company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development and changes in cash of assets held for sale and the use of cash for M&A, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Free Cash Flow Conversion is a liquidity ratio that measures the Company's ability to convert operating profits into free cash flow and is calculated as Free Cash Flow over Adjusted EBITDA. For more information, please refer to the section, "Notes for Non-GAAP Measures."

Forward-Looking Statements

This press release may contain statements that are not historical information and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company's expected future performance (including expected results of operations and financial guidance), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the Company's results include, among others:
•the Company’s recent emergence from the Chapter 11 Cases and the Dutch Scheme Proceedings, which could adversely affect our business and relationships;
•the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;
•the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

•the Company’s ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;
•the Company’s ability to comply with the covenants contained in the agreements governing its debt;
•the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, and maintenance of increased order backlog;
•the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives;
•the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity incident or operational failure on the Company’s business;
•the Company’s ability to attract, retain and motivate key employees;
•the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•the ultimate outcome of the appeals for the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in 2022) and the merger/squeeze-out (which was dismissed in the Company's favor at the lower court level in 2023);
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•risks related to our international operations, including geopolitical instability and wars;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations;
•the Company’s ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and
•other factors included in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 8, 2024, and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Summary Financial Results

	Three months ended

	September 30, 2024		September 30, 2023		% Change
($ in millions, except per share data)	GAAP	Non-GAAP[1]	Combined* Results	Non-GAAP[1] Adjusted* Results	GAAP to Combined Results	Non-GAAP
Total net sales	$927.1	$927.1	$943.4	$943.3	(1.7)	(1.7)
Gross profit	$236.6	$259.0	$239.9	$239.4	(1.4)	8.2
Gross margin	25.5%	27.9%	25.4%	25.4%	10 bps	250 bps
Selling and administrative expense	$164.6	$134.4	$155.0	$124.1	6.2	8.3
Research, development and engineering expense	$23.4	$22.8	$22.5	$20.9	4.0	9.1
Operating profit (loss)	$46.4	$101.8	$58.8	$95.0	(21.1)	7.2
Operating margin	5.0%	11.0%	6.2%	10.1%	(120) bps	90 bps

Net income (loss)	$(21.7)	$20.5	$41.4	$(85.2)	(152.4)	124.1
Adjusted EBITDA		$117.5		$109.1		7.7

	Three months ended
	Successor	Combined*
($ in millions)	September 30, 2024	September 30, 2023	% Change
Net cash used by operating activities	$(15.5)	$(82.0)	81.1
Excluding the impact of changes in cash of assets held for sale	—	0.7	(100.0)
Capital expenditures	(3.8)	(7.4)	48.6
Capitalized software development	(5.6)	(6.0)	6.7
Free cash flow (use) (Non-GAAP measure)	$(24.9)	$(94.7)	73.7

	Nine months ended
	Successor	Combined*
($ in millions)	September 30, 2024	September 30, 2023	% Change
Net cash used by operating activities	$(47.0)	$(419.6)	88.8
Excluding the impact of changes in cash of assets held for sale	—	6.7	(100.0)
Capital expenditures	(12.2)	(18.6)	34.4
Capitalized software development	(18.2)	(16.8)	(8.3)
Free cash flow (use) (Non-GAAP measure)	$(77.4)	$(448.3)	82.7

1 - See Note 1 under Notes for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets and Note 2 for adjusted EBITDA and net income (loss).

* - Combined Results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor period of January 1 through August 11, 2023 and the successor period of August 12 through September 30, 2023.

Financial Results of Operations and Segments

Revenue Summary by Reportable Segment & Business Line - Unaudited

	Three months ended September 30,
	2024	2023	2023 in CC3
($ in millions)	Successor	Combined*	Combined*	% Change	% Change in CC
Banking
Services	$400.5	$401.4	$397.8	(0.2)%	0.7%
Products	290.1	260.8	257.3	11.2%	12.7%
Total Banking Revenue	$690.6	$662.2	$655.1	4.3%	5.4%

Retail
Services	$141.2	$144.7	$147.2	(2.4)%	(4.1)%
Products	95.3	136.5	138.9	(30.2)%	(31.4)%
Total Retail Revenue	$236.5	$281.2	$286.1	(15.9)%	(17.3)%

Total by Business Line
Services	$541.7	$546.1	$545.0	(0.8)%	(0.6)%
Products	385.4	397.3	396.2	(3.0)%	(2.7)%
Total Revenue	$927.1	$943.4	$941.2	(1.7)%	(1.5)%

[3] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.

Revenue Summary by Reportable Segment & Business Line - Unaudited

	Nine months ended September 30,
	2024	2023	2023 in CC3
($ in millions)	Successor	Combined*	Combined*	% Change	% Change in CC
Banking
Services	$1,188.6	$1,182.7	$1,179.7	0.5%	0.8%
Products	858.2	737.3	732.4	16.4%	17.2%
Total Banking Revenue	$2,046.8	$1,920.0	$1,912.1	6.6%	7.0%

Retail
Services	$418.6	$417.8	$421.3	0.2%	(0.6)%
Products	296.8	385.9	389.9	(23.1)%	(23.9)%
Total Retail Revenue	$715.4	$803.7	$811.2	(11.0)%	(11.8)%

Total by Business Line
Services	1,607.2	$1,600.5	$1,601.0	0.4%	0.4%
Products	1,155.0	1,123.2	1,122.3	2.8%	2.9%
Total Revenue	$2,762.2	$2,723.7	$2,723.3	1.4%	1.4%

[3] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.

Operating Profit Summary - Unaudited

	Three months ended
	September 30, 2024		September 30, 2023		Change
($ in millions)	GAAP	Non-GAAP[4,5] Results	Combined* Results	Non-GAAP[4,5] Adjusted Combined* Results	Combined* vs GAAP Results			Non-GAAP Results
Services	$541.7	$541.7	$546.1	$544.1		$(4.4)		$(2.4)
Products	385.4	385.4	397.3	399.2	(11.9)			(13.8)
Total net sales	$927.1	$927.1	$943.4	$943.3		$(16.3)		$(16.2)

Services	$138.2	$153.4	$156.8	$155.5		$(18.6)		$(2.1)
Products	98.4	105.6	83.1	83.9	15.3			21.7
Total gross profit	$236.6	$259.0	$239.9	$239.4		$(3.3)		$19.6

Services	25.5%	28.3%	28.7%	28.6%	(320)	bps		(30)	bps
Products	25.5%	27.4%	20.9%	21.0%	460	bps		640	bps
Total gross margin	25.5%	27.9%	25.4%	25.4%	10	bps		250	bps

Selling and administrative expense	164.6	134.4	155.0	124.1	9.6			10.3
Research, development and engineering expense	23.4	22.8	22.5	20.9	0.9			1.9
Other operating expenses	2.2	—	3.6	(0.6)	(1.4)			0.6
Operating expenses	$190.2	$157.2	$181.1	$144.4		$9.1	$—	$12.8

Operating profit	$46.4	$101.8	$58.8	$95.0	(12.4)			6.8
Operating margin	5.0%	11.0%	6.2%	10.1%

Adjusted EBITDA		$117.5		$109.1				8.4
Adjusted EBITDA margin		12.7%		11.6%

[4] - See Note 1 below for GAAP to Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sales of assets, net, and impairment of assets.

[5]- Refer to Note 1 below for further information regarding adjustments for Non-GAAP which excludes the results of the non-core business that was sold in September 2023.

	Nine months ended
	September 30, 2024		September 30, 2023		Change
($ in millions)	GAAP	Non-GAAP [4],[5] Results	Combined* Results	Non-GAAP[4,5] Adjusted Combined* Results	Combined* vs GAAP Results		Non-GAAP Results
Services	$1,607.2	$1,607.2	$1,600.5	$1,593.9	$6.7			$13.3
Products	1,155.0	1,156.7	1,123.2	1,120.0	31.8		36.7
Total net sales	$2,762.2	$2,763.9	$2,723.7	$2,713.9	$38.5			$50.0

Services	$397.0	$456.0	$460.1	$463.9	$(63.1)			$(7.9)
Products	291.4	309.6	214.3	212.8	77.1		96.8
Total gross profit	$688.4	$765.6	$674.4	$676.7	$14.0			$88.9

Services	24.7%	28.4%	28.7%	29.1%	(400)	bps	(70)	bps
Products	25.2%	26.8%	19.1%	19.0%	610	bps	780	bps
Total gross margin	24.9%	27.7%	24.8%	24.9%	10	bps	280	bps

Selling and administrative expense	478.4	405.4	539.8	395.3	(61.4)		10.1
Research, development and engineering expense	69.7	66.4	74.3	66.6	(4.6)		(0.2)
Other operating expenses	(0.6)	(0.1)	7.5	(0.1)	(8.1)		—
Operating expenses	$547.5	$471.7	$621.6	$461.8	$(74.1)			$9.9

Operating profit (loss)	$140.9	$293.9	$52.8	$214.9	$88.1			$79.0
Operating margin	5.1%	10.6%	1.9%	7.9%
Adjusted EBITDA		$339.7		$257.2			$82.5
Adjusted EBITDA margin		12.3%		9.5%
[4] - See Note 1 below for GAAP to Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sales of assets, net, and impairment of assets.

[5]- Refer to Note 1 below for further information regarding adjustments for Non-GAAP which excludes the results of the non-core business that was sold in September 2023.

Gross Margin by Segment - Unaudited
	Three months ended
	September 30, 2024		September 30, 2023
			Non-GAAP Adjusted Combined*
($ in millions)	Banking	Retail[6]	Banking	Retail[6]
Services	$400.5	$141.2	$401.4	$142.7
Products	290.1	95.3	263.6	135.6
Total net sales	$690.6	$236.5	$665.0	$278.3

Services	$112.6	$40.9	$108.2	$47.3
Products	85.7	19.8	56.2	27.7
Total gross profit	$198.3	$60.7	$164.4	$75.0

Services	28.1%	29.0%	27.0%	33.1%
Products	29.5%	20.8%	21.3%	20.4%
Total gross margin	28.7%	25.7%	24.7%	26.9%

[6] - Excludes the results of the non-core business that was sold during September 2023, and certain other non-recurring, non-operational charges detailed in the notes for Non-GAAP measures. Refer to Note 1 for further information.

Gross Margin by Segment - Unaudited
	Nine months ended
	September 30, 2024		September 30, 2023
			Non-GAAP Adjusted Combined*
($ in millions)	Banking	Retail[6]	Banking	Retail[6]
Services	$1,188.6	$418.6	$1,182.7	$411.2
Products	858.2	296.8	740.1	379.9
Total net sales	$2,046.8	$715.4	$1,922.8	$791.1

Services	$331.5	$124.6	$332.5	$131.4
Products	245.1	64.4	137.4	75.4
Total gross profit	$576.6	$189.0	$469.9	$206.8

Services	27.9%	29.8%	28.1%	32.0%
Products	28.6%	21.7%	18.6%	19.8%
Total gross margin	28.2%	26.4%	24.4%	26.1%

[6] - Excludes the results of the non-core business that was sold during September 2023, and certain other non-recurring, non-operational charges detailed in the notes for Non-GAAP measures. Refer to Note 1 for further information.

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(in millions)

	Successor
	9/30/2024	12/31/2023
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$334.4	$592.3
Short-term investments	11.3	13.4
Trade receivables, less allowances for doubtful accounts	665.4	721.8
Inventories	641.1	589.8
Other current assets	246.5	236.6
Total current assets	1,898.7	2,153.9
Securities and other investments	6.7	6.5
Property, plant and equipment, net	143.7	159.0
Deferred income taxes	74.5	71.4
Goodwill	619.6	612.3
Customer relationships, net	522.7	543.0
Other intangible assets, net	323.1	348.3
Other assets	312.3	267.6
Total assets	$3,901.3	$4,162.0

LIABILITIES AND EQUITY
Current liabilities
Notes payable	$0.8	$0.3
Accounts payable	479.0	529.0
Deferred revenue	318.2	376.2
Other current liabilities	513.7	515.5
Total current liabilities	1,311.7	1,421.0

Long-term debt	1,099.6	1,252.4
Other liabilities	414.1	409.4

Total Diebold Nixdorf, Incorporated shareholders' equity	1,066.2	1,063.8
Noncontrolling interests	9.7	15.4
Total equity	1,075.9	1,079.2
Total liabilities and equity	$3,901.3	$4,162.0

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Three months ended
	Successor	Successor	Predecessor		Q3 2023
	September 30, 2024	Period from 08/12/2023 through 09/30/2023	Period from 07/01/2023 through 08/11/2023	Adjustments	Combined*
Net sales
Services	$541.7	$305.5	$240.6	$—	$546.1
Products	385.4	286.3	111.0	—	397.3
Total	927.1	591.8	351.6	—	943.4
Cost of sales
Services	403.5	226.1	171.3	(8.1)	389.3
Products	287.0	236.1	94.8	(16.7)	314.2
Total	690.5	462.2	266.1	(24.8)	703.5
Gross profit	236.6	129.6	85.5	24.8	239.9
Gross margin	25.5%	21.9%	24.3%		25.4%
Operating expenses
Selling and administrative expense	164.6	81.1	73.9	3.4	158.4
Research, development and engineering expense	23.4	12.0	10.5	—	22.5
Loss (gain) on sale of assets, net	0.6	(1.5)	—	—	(1.5)
Impairment of assets	1.6	1.1	0.6	—	1.7
Total	190.2	92.7	85.0	3.4	181.1
Percent of net sales	20.5%	15.7%	24.2%		19.2%
Operating profit (loss)	46.4	36.9	0.5	21.4	58.8
Operating margin	5.0%	6.2%	0.1%		6.2%
Other income (expense)
Interest income	2.9	2.0	1.7	—	3.7
Interest expense	(38.4)	(25.3)	(22.0)	25.2	(22.1)
Foreign exchange gain (loss), net	(2.9)	(27.3)	7.9	4.7	(14.7)
Reorganization items, net	—	(8.0)	2,250.3	(2,242.3)	—
Miscellaneous gain (loss), net	1.7	(0.8)	6.2	(3.4)	2.0
Total other income (expense)	(36.7)	(59.4)	2,244.1	(2,215.8)	(31.1)
Profit (loss) before taxes	9.7	(22.5)	2,244.6	(2,194.4)	27.7
Income tax expense (benefit)	29.9	(13.2)	94.1	(93.3)	(12.4)
Equity in earnings (loss) of unconsolidated subsidiaries, net	(1.5)	1.1	0.2	—	1.3
Net income (loss)	(21.7)	(8.2)	2,150.7	(2,101.1)	41.4
Net income (loss) attributable to noncontrolling interests	0.7	0.7	(0.2)	—	0.5
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(22.4)	$(8.9)	$2,150.9	$(2,101.1)	$40.9

Basic weighted-average shares outstanding	37.6	37.6	80.0
Diluted weighted-average shares outstanding	37.6	37.6	81.4

Basic earnings (loss) per share	$(0.60)	$(0.24)	$26.89
Diluted earnings (loss) per share	$(0.60)	$(0.24)	$26.42

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Nine months ended
	Successor	Successor	Predecessor		Q3 YTD 2023
	September 30, 2024	Period from 08/12/2023 through 09/30/2023	Period from 01/01/2023 through 08/11/2023	Adjustments	Combined*
Net sales
Services	$1,607.2	$305.5	$1,295.0	$—	$1,600.5
Products	1,155.0	286.3	836.9	—	1,123.2
Total	2,762.2	591.8	2,131.9	—	2,723.7
Cost of sales
Services	1,210.2	226.1	922.4	(8.1)	1,140.4
Products	863.6	236.1	689.5	(16.7)	908.9
Total	2,073.8	462.2	1,611.9	(24.8)	2,049.3
Gross profit	688.4	129.6	520.0	24.8	674.4
Gross margin	24.9%	21.9%	24.4%		24.8%
Operating expenses
Selling and administrative expense	478.4	81.1	458.7	3.4	543.2
Research, development and engineering expense	69.7	12.0	62.3	—	74.3
Loss (gain) on sale of assets, net	(2.2)	(1.5)	1.2	—	(0.3)
Impairment of assets	1.6	1.1	3.3	—	4.4
Total	547.5	92.7	525.5	3.4	621.6
Percent of net sales	19.8%	15.7%	24.6%		22.8%
Operating profit (loss)	140.9	36.9	(5.5)	21.4	52.8
Operating margin	5.1%	6.2%	(0.3)%		1.9%
Other income (expense)
Interest income	10.1	2.0	6.7	—	8.7
Interest expense	(120.6)	(25.3)	(173.6)	25.2	(173.7)
Foreign exchange gain (loss), net	5.1	(27.3)	(1.2)	4.7	(23.8)
Reorganization items, net	—	(8.0)	1,614.1	(1,606.1)	—
Miscellaneous gain (loss), net	5.3	(0.8)	12.3	(3.4)	8.1
Total other income (expense)	(100.1)	(59.4)	1,458.3	(1,579.6)	(180.7)
Profit (loss) before taxes	40.8	(22.5)	1,452.8	(1,558.2)	(127.9)
Income tax expense (benefit)	58.8	(13.2)	90.4	(93.3)	(16.1)
Equity in earnings (loss) of unconsolidated subsidiaries, net	(2.9)	1.1	(0.5)	—	0.6
Net income (loss)	(20.9)	(8.2)	1,361.9	(1,464.9)	(111.2)
Net income (loss) attributable to noncontrolling interests	1.2	0.7	(0.8)	—	(0.1)
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(22.1)	$(8.9)	$1,362.7	$(1,464.9)	$(111.1)

Basic weighted-average shares outstanding	37.6	37.6	79.7
Diluted weighted-average shares outstanding	37.6	37.6	81.4

Basic earnings (loss) per share	$(0.59)	$(0.24)	$17.10
Diluted earnings (loss) per share	$(0.59)	$(0.24)	$16.74

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED (in millions)

	Successor	Successor	Predecessor
	Nine months ended	Period from	Period from
	September 30, 2024	08/12/2023 through 09/30/2023	01/01/2023 through 08/11/2023
Cash flow from operating activities
Net income (loss)	$(20.9)	$(8.2)	$1,361.9
Adjustments to reconcile net loss to cash flow used by operating activities:
Depreciation and amortization	25.8	7.3	35.5
Amortization of fair valued assets	68.3	13.7	41.8
Amortization of deferred financing costs into interest expense	1.3	0.9	21.8
Reorganization items (non-cash)	—	—	(1,747.6)
Reorganization items (debt make whole premium)	—	—	91.0
Share-based compensation	7.4	—	5.1
Debt prepayment costs	2.0	—	—
(Gain) loss on sale of assets, net	(1.8)	(1.5)	1.2
Deferred income taxes	2.0	(50.3)	79.8
Impairment of assets	1.6	1.1	3.3
Other	(0.2)	—	—
Changes in certain assets and liabilities:
Trade receivables	55.5	(104.6)	9.9
Inventories	(56.7)	54.0	(98.1)
Accounts payable	(51.1)	90.4	(140.4)
Income taxes	7.0	27.7	(26.0)
Deferred revenue	(51.2)	(58.2)	(51.0)
Certain other assets and liabilities	(36.0)	23.1	(3.2)
Net cash used by operating activities	(47.0)	(4.6)	(415.0)
Cash flow from investing activities
Capital expenditures	(12.2)	(3.5)	(15.1)
Capitalized software development	(18.2)	(3.7)	(13.1)
Net short-term investment activity	0.9	(3.1)	12.2
Proceeds from sale of assets	1.3	—	—
Net cash used by investing activities	(28.2)	(10.3)	(16.0)
Cash flow from financing activities
Debt issuance costs	(4.6)	—	(5.1)
Revolver, ABL, and FILO borrowings and repayments, net	38.7	—	(188.3)
Repayment Exit facility	(200.0)	—	—
Other debt borrowings	0.6	4.9	1,254.4
Other debt repayments	(0.1)	(1.6)	(403.1)
Debt prepayment costs	(2.0)	—	—
Distributions to noncontrolling interest holders	(3.2)
Debt make whole premium	—	—	(91.0)
Other	(3.9)	(0.5)	(3.4)
Net cash (used), provided by financing activities	(174.5)	2.8	563.5
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(8.2)	(4.9)	2.9
Change in cash, cash equivalents and restricted cash	(257.9)	(17.0)	135.4
Add: Cash included in assets held for sale at beginning of period	—	0.7	2.8
Less: Cash included in assets held for sale at end of period	—	—	0.7
Cash, cash equivalents and restricted cash at the beginning of the period	592.3	456.6	319.1
Cash, cash equivalents and restricted cash at the end of the period	$334.4	$440.3	$456.6

Notes for Non-GAAP Measures
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company utilizes certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, EBITDA and Adjusted EBITDA, adjusted earnings per share, free cash flow (use) and net debt.

Note 1. Profit and loss summary ($ in millions):

Three months ended September 30, 2024 compared to three months ended September 30, 2023.

	Three months ended September 30, 2024
	Successor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R&D	Other OPEX	OP	% of Sales
GAAP	$541.7	$385.4	$927.1	$403.5	$287.0	$690.5	$236.6	25.5%	$164.6	$23.4	$2.2	$46.4	5.0%
Restructuring and transition - personnel	—	—	—	(3.9)	(1.4)	(5.3)	5.3		(0.9)	(0.5)	—	6.7
Transformation - other	—	—	—	0.1	—	0.1	(0.1)		(24.5)	—	(0.7)	25.1
Financial restructuring costs	—	—	—	—	—	—	—		(2.1)	—	—	2.1
Amortization of fair valued assets	—	—	—	(11.4)	(5.3)	(16.7)	16.7		(2.0)	(0.1)	—	18.8
Legal deal matters	—	—	—	—	(0.5)	(0.5)	0.5		(0.7)	—	—	1.2
Other	—	—	—	—	—	—	—		—	—	(1.5)	1.5
Non-GAAP Adjusted results	$541.7	$385.4	$927.1	$388.3	$279.8	$668.1	$259.0	27.9%	$134.4	$22.8	$—	$101.8	11.0%

	Three months ended September 30, 2023
	Combined*
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	Selling, G&A	R, D & E	Other OPEX	OP	% of Sales
Predecessor GAAP Results	$240.6	$111.0	$351.6	$171.3	$94.8	$266.1	$85.5	24.3%	$73.9	$10.5	$0.6	0.5	0.1%
Successor GAAP Results	305.5	286.3	591.8	226.1	236.1	462.2	129.6	21.9%	81.1	12.0	(0.4)	36.9	6.2%
Impacts of Fresh Start Accounting	—	—	—	(8.1)	(16.7)	(24.8)	24.8		3.4	—	—	21.4
Restructuring and transition - personnel	—	—	—	(1.8)	1.8	—	—		(7.4)	—	—	7.4
Transformation - other	—	—	—	3.2	(0.2)	3.0	(3.0)		(5.5)	—	—	2.5
Refinancing related costs	—	—	—	—	—	—	—		0.2	—	—	(0.2)
Held for sale non-core business	(2.0)	(0.9)	(2.9)	(2.1)	(0.5)	(2.6)	(0.3)		(1.9)	(1.6)	0.9	2.3
Amortization of fair valued assets	—	—	—	—	—	—	—		(18.0)	—	—	18.0
Legal deal matters	—	2.8	2.8	—	—	—	2.8		(1.6)	—	—	4.4
Crisis in Ukraine costs	—	—	—			—	—		(0.1)	—	—	0.1
Other impairment	—	—	—	—	—	—	—		—	—	(1.7)	1.7
Non-GAAP Adjusted results	$544.1	$399.2	$943.3	$388.6	$315.3	$703.9	$239.4	25.4%	$124.1	$20.9	$(0.6)	$95.0	10.1%

	Three months ended
	September 30, 2024			September 30, 2023
	Successor				Combined*
	Services	Products	Total	Services	Products	Total
Predecessor Gross Profit	$—	$—	$—	$69.3	$16.2	$85.5
Successor Gross Profit	138.2	98.4	236.6	79.4	50.2	129.6
Impacts of Fresh Start Accounting	—	—	—	8.1	16.7	24.8
Restructuring and transition - personnel	3.9	1.4	5.3	1.8	(1.8)	—
Transformation - other	(0.1)	—	(0.1)	(3.2)	0.2	(3.0)
Held for sale non-core business	—	—	—	0.1	(0.4)	(0.3)
Amortization of fair valued assets	11.4	5.3	16.7	—	—	—
Legal deal matters	—	0.5	0.5	—	2.8	2.8
Non-GAAP Adjusted Gross Profit	$153.4	$105.6	$259.0	$155.5	$83.9	$239.4

Nine months ended September 30, 2024 compared to nine months ended September 30, 2023.

	Nine months ended September 30, 2024
	Successor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R&D	Other OPEX	OP	% of Sales
GAAP	$1,607.2	$1,155.0	$2,762.2	$1,210.2	$863.6	$2,073.8	$688.4	24.9%	$478.4	$69.7	$(0.6)	$140.9	5.1%
Restructuring and transition - personnel	—	—	—	(18.8)	(3.2)	(22.0)	22.0		(10.0)	(3.0)	—	35.0
Transformation - other	—	—	—	(1.0)	—	(1.0)	1.0		(42.4)	—	(0.7)	44.1
Financial restructuring costs	—	—	—	—	—	—	—		(14.1)	—	0.1	14.0
Amortization of fair valued assets	—	—	—	(39.2)	(14.6)	(53.8)	53.8		(5.4)	(0.3)	—	59.5
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	2.6	(2.6)
Legal deal matters	—	1.7	1.7	—	0.2	0.2	1.5		(1.1)	—	—	2.6
Other	—	—	—	—	1.1	1.1	(1.1)		—	—	(1.5)	0.4
Non-GAAP Adjusted results	$1,607.2	$1,156.7	$2,763.9	$1,151.2	$847.1	$1,998.3	$765.6	27.7%	$405.4	$66.4	$(0.1)	$293.9	10.6%

	Nine months ended September 30, 2023
	Predecessor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	Selling, G&A	R, D & E	Other OPEX	OP	% of Sales
Predecessor GAAP Results	$1,295.0	$836.9	$2,131.9	$922.4	$689.5	$1,611.9	$520.0	24.4%	$458.7	$62.3	$4.5	$(5.5)	(0.3)%
Successor GAAP Results	305.5	286.3	591.8	226.1	236.1	462.2	129.6	21.9%	81.1	12.0	(0.4)	36.9	6.2%
Impacts of Fresh Start Accounting	—	—	—	(8.1)	(16.7)	(24.8)	24.8		3.4	—	—	21.4
Restructuring and transition - personnel	—	—	—	(6.0)	1.8	(4.2)	4.2		(14.0)	(1.0)	—	19.2
Transformation - other	—	—	—	3.2	(0.8)	2.4	(2.4)		(25.3)	(0.9)	(0.5)	24.3
Refinancing related costs	—	—	—	—	—	—	—		(44.4)	—	—	44.4
Held for sale non-core business	(6.6)	(6.0)	(12.6)	(7.9)	(2.6)	(10.5)	(2.1)		(6.1)	(5.8)	0.9	8.9
Amortization of fair valued assets	—	—	—	—	—	—	—		(53.7)	—	—	53.7
Legal deal matters	—	2.8	2.8	—	—	—	2.8		(4.6)	—	—	7.4
Crisis in Ukraine costs	—	—	—	—	—	—	—		(0.1)	—	—	0.1
Other	—	—	—	0.3	(0.1)	0.2	(0.2)		0.3	—	(0.2)	(0.3)
Other impairment	—	—	—	—	—	—	—		—	—	(4.4)	4.4
Non-GAAP Adjusted results	$1,593.9	$1,120.0	$2,713.9	$1,130.0	$907.2	$2,037.2	$676.7	24.9%	$395.3	$66.6	$(0.1)	$214.9	7.9%

	Nine months ended
	September 30, 2024			September 30, 2023
	Successor				Combined*
	Services	Products	Total	Services	Products	Total
Predecessor Gross Profit	$—	$—	$—	$372.6	$147.4	$520.0
Successor Gross Profit	397.0	291.4	688.4	79.4	50.2	129.6
Impacts of Fresh Start Accounting	—	—	—	8.1	16.7	24.8
Restructuring and transition - personnel	18.8	3.2	22.0	6.0	(1.8)	4.2
Transformation - other	1.0	—	1.0	(3.2)	0.8	(2.4)
Held for sale non-core business	—	—	—	1.3	(3.4)	(2.1)
Amortization of fair valued assets	39.2	14.6	53.8	—	—	—
Legal deal matters	—	1.5	1.5	—	2.8	2.8
Other	—	(1.1)	(1.1)	(0.3)	0.1	(0.2)
Non-GAAP Adjusted Gross Profit	$456.0	$309.6	$765.6	$463.9	$212.8	$676.7

Restructuring and transition - personnel expenses incurred during 2024 and 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third-parties assisting with the execution of the program are categorized as Transformation - other. Financial restructuring costs incurred in 2024 and 2023 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of fair valued assets expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information which were eliminated upon application of Fresh Start Accounting. Legal deal matters primarily relates to third-party expenses and fees paid by the company and vendor adjustments in a foreign jurisdiction.

Note 2. Reconciliation of Combined net loss to EBITDA and Adjusted EBITDA (Non-GAAP measures) ($ in millions):

	Successor	Successor	Predecessor
	Three months ended	Period from	Period from		Q3 2023
	September 30, 2024	08/12/2023 through 09/30/2023	07/01/2023 through 08/11/2023	Adjustments	Combined*
Net income (loss)	$(21.7)	$(8.2)	$2,150.7	$(2,101.1)	$41.4
Income tax expense	29.9	(13.2)	94.1	(93.3)	(12.4)
Interest income	(2.9)	(2.0)	(1.7)	—	(3.7)
Interest expense	38.4	25.3	22.0	(25.2)	22.1
Depreciation and amortization	30.6	21.0	16.8	(6.8)	31.0
EBITDA	74.3	22.9	2,281.9	(2,226.4)	78.4
Share-based compensation	2.9	—	0.3	—	0.3
Amortization of cloud-based software implementation costs	1.0	0.5	0.3	—	0.8
Foreign exchange loss (gain), net	2.9	27.3	(7.9)	(4.7)	14.7
Miscellaneous gain, net	(1.7)	0.8	(6.2)	3.4	(2.0)
Equity in earnings (loss) of unconsolidated subsidiaries, net	1.5	(1.1)	(0.2)	—	(1.3)
Restructuring and transformation expenses	31.8	5.1	4.8	—	9.9
Refinancing related costs	2.1	(0.3)	0.1	—	(0.2)
Non-routine (income) expense, net	2.7	0.9	5.3	—	6.2
Held for sale non-core business	—	1.0	1.3	—	2.3
Reorganization items, net	—	8.0	(2,250.3)	2,242.3	—
Adjusted EBITDA	$117.5	$65.1	$29.4	$14.6	$109.1
Adjusted EBITDA as a % of revenue	12.7%	11.0%	8.4%		11.6%

	Successor	Successor	Predecessor
	Nine months ended	Period from	Period from		Q3 YTD 2023
	September 30, 2024	08/12/2023 through 09/30/2023	01/01/2023 through 08/11/2023	Adjustments	Combined*
Net income (loss)	$(20.9)	$(8.2)	$1,361.9	$(1,464.9)	$(111.2)
Income tax expense	58.8	(13.2)	90.4	(93.3)	(16.1)
Interest income	(10.1)	(2.0)	(6.7)	—	(8.7)
Interest expense	120.6	25.3	173.6	(25.2)	173.7
Depreciation and amortization	94.1	21.0	77.3	(6.8)	91.5
EBITDA	242.5	22.9	1,696.5	(1,590.2)	129.2
Share-based compensation	7.4	—	2.4	—	2.4
Amortization of cloud-based software implementation costs	3.8	0.5	2.0	—	2.5
Foreign exchange loss (gain), net	(5.1)	27.3	1.2	(4.7)	23.8
Miscellaneous gain, net	(5.3)	0.8	(12.3)	3.4	(8.1)
Equity in earnings (loss) of unconsolidated subsidiaries, net	2.9	(1.1)	0.5	—	(0.6)
Restructuring and transformation expenses	79.1	5.1	38.4	—	43.5
Refinancing related costs	14.0	(0.3)	44.7	—	44.4
Non-routine (income) expense, net	0.4	0.9	10.7	—	11.6
Held for sale non-core business	—	1.0	7.5	—	8.5
Reorganization items, net	—	8.0	(1,614.1)	1,606.1	—
Adjusted EBITDA	$339.7	$65.1	$177.5	$14.6	$257.2
Adjusted EBITDA as a % of revenue	12.3%	11.0%	8.3%		9.4%

The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale non-core business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures.

The company excluded the amortization of Fresh Start fair valued assets and Wincor Nixdorf purchase accounting intangible assets from non-routine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale non-core business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings.

These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

Note 3. Net debt is calculated as follows ($ in millions):

	September 30, 2024	December 31, 2023	September 30, 2023
Cash, cash equivalents, restricted cash and short-term investments (GAAP measure)	$345.7	$605.7	$456.9
Debt instruments	(1,100.4)	(1,252.7)	(1,258.2)
Net debt (Non-GAAP measure)	$(754.7)	$(647.0)	$(801.3)

We believe that cash, cash equivalents, restricted cash, and short-term investments on the balance sheet that net cash against outstanding debt, presented as net debt above, is a meaningful measure.

Note 4. Reconciliation of GAAP net income (loss) attributable to Diebold Nixdorf, Incorporated to Non-GAAP net income (loss) attributable to Diebold Nixdorf, Incorporated:

	Three months ended
	September 30, 2024		September 30, 2023
($ in millions, except per share data)	Successor	per share	Combined*		per share[8]
Net income (loss)	$(21.7)	$(0.58)	$41.4	$0.52	$1.10
Net income (loss) attributable to noncontrolling interests	0.7	0.02	0.5	$0.01	0.01
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(22.4)	$(0.60)	$40.9		$1.09
Restructuring and transformation expenses	31.8	0.85	9.9		0.26
Refinancing related costs	2.1	0.06	(0.2)		(0.01)
Held for sale non-core business	—	—	2.3		0.06
Amortization of fair valued assets	18.8	0.50	18.0		0.48
Divestitures and asset sales	—	—	—		—
Legal deal matters	1.2	0.03	4.4		0.12
Other	1.5	0.04	—		—
Other Impairment	—	—	1.7		0.05
Tax impact (inclusive of allocation of discrete tax items)	(13.2)	(0.35)	(162.8)		(4.33)
Net income (loss) (Non-GAAP)	$20.5	$0.55	$(85.2)		$(2.27)
Net income (loss) attributable to noncontrolling interests	0.7	0.02	0.5		0.01
Total adjusted net income (loss) attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$19.8	$0.53	$(85.7)		$(2.28)

	Nine months ended
	September 30, 2024		September 30, 2023
($ in millions, except per share data)	Successor	per share	Combined*	per share[8]
Net income (loss)	$(20.9)	$(0.56)	$(111.2)	$(2.96)
Net income (loss) attributable to noncontrolling interests	1.2	0.03	(0.1)	—
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(22.1)	$(0.59)	$(111.1)	$(2.96)
Restructuring and transformation expenses	79.1	2.10	43.5	1.16
Refinancing related costs	14.0	0.37	44.4	1.18
Held for sale non-core business	—	—	8.9	0.24
Amortization of fair valued assets	59.5	1.58	53.7	1.43
Divestitures and asset sales	(2.6)	(0.07)	—	—
Crisis in Ukraine costs	—	—	0.1	—
Legal deal matters	2.6	0.07	7.4	0.20
Other	0.4	0.01	(0.3)	(0.01)
Other Impairment	—	—	4.4	0.12
Tax impact (inclusive of allocation of discrete tax items)[9]	(36.8)	(0.98)	(183.1)	(4.87)
Net income (loss) (Non-GAAP)	$95.3	$2.52	$(132.2)	$(3.51)
Net income (loss) attributable to noncontrolling interests	1.2	0.03	(0.1)	—
Total adjusted net income (loss) attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$94.1	$2.49	$(132.1)	$(3.51)
8 - Calculated using successor company weighted average shares over the successor period.
9 - The Company is forecasting full-year GAAP and Non-GAAP effective tax rates of approximately 128% and 45%, respectively

PR_24-4144